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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2003

CINCINNATI BELL INC.
(Exact name of registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation)	1-8519 (Commission File Number)	31-1056105 (IRS Employer Identification Number)
	201 East Fourth Street Cincinnati, Ohio (Address of principal executive offices)	45202 (Zip Code)

(513) 397-9900
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)
Exhibits

Exhibit Number	Description
Exhibit 99.1	Press Release of Cincinnati Bell Inc. dated October 30, 2003

Item 9.    Regulation FD Disclosure.

A.
INTRODUCTION

        On October 30, 2003, Cincinnati Bell Inc. (the "Company") issued a press release annoucing that it expects to pursue an offering of approximately $540 million principal amount of Senior Subordinated Notes due 2014 by means of a private placement (the "Offering"). The net proceeds for the Offering will be used to retire all of the Company's outstanding convertible subordinated notes due 2009. The Company also intends to amend its existing senior credit facilities to allow for the Offering, and to provide for a new term loan facility to permanently repay a portion of its revolving credit facility and repay outstanding borrowings under the existing term loans. The full text of the press release is attached hereto as Exhibit 99.1.

        The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the securities to be offered. The securities to be offered will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

B.
LIMITATION ON INCORPORATION BY REFERENCE

        In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 9 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 is included under this Item 9 in accordance with the procedure guidance in SEC Release No. 33-8216. Inclusion of the information set forth in this Item 9 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

C.
SUPPLEMENTAL INFORMATION

        The following is certain information that will be disclosed by the Company in connection with the Offering.

	For the Year Ended December 31,				For the Six Months Ended June 30,			For the Nine Months Ended September 30,
				Pro forma 2002			Pro forma 2003
	2000	2001	2002		2002	2003		2002	2003
				(dollars in millions)
EBITDA (h)
Local Segment	$385.5	$407.0	$434.9	$434.9	$215.5	$296.9	$296.9	$324.9	$408.0
Wireless Segment	21.0	60.5	88.2	88.2	43.4	48.8	48.8	69.3	72.1
Other Segment	(18.4)	(1.8)	3.7	3.7	1.7	4.8	4.8	3.2	8.1
Corporate and Eliminations	6.9	(15.1)	145.7	191.6	189.9	(36.4)	(13.2)	172.5	(1,577.3)

Restricted Group (i)	395.0	450.6	672.5	718.4	450.5	314.1	337.3	569.9	(1,089.1)
Broadband Segment (j)	(330.6)	(110.4)	(4,128.6)	(23.0)	(1,981.2)	267.4	(6.2)	(1,929.7)	1,810.2

Cincinnati Bell Inc. EBITDA	$64.4	$340.2	$(3,456.1)	$695.4	$(1,530.7)	$581.5	$331.1	$(1,359.8)	$721.1

(h)
EBITDA represents net income before depreciation, amortization, interest and income taxes. Refer to Note (k) for the reconcilation of operating income to EBITDA for the segments and Note (l) for the reconcilation of consolidated net income to EBITDA.

(i)
EBITDA for the Restricted Group includes the following items:

					For the Six Months Ended June 30,
	For the Year Ended December 31,							For the Nine Months Ended September 30,
				Pro forma 2002			Pro forma 2003
	2000	2001	2002		2002	2003		2002	2003
				(dollars in millions)
Minority interest expense (1)	$44.2	$51.5	$58.1	$12.2	$29.1	$31.0	$7.8	$44.6	$43.6
Income from discontinued operations, net of tax (2)	$27.0	$29.6	$217.6	$217.6	$217.6	—	—	$217.6	$—
Cumulative effect of change in accounting principle, net of tax (3)	$(0.8)	—	—	—	—	$85.9	$85.9	—	$85.9
Gain (loss) on investments (4)	$38.2	$0.2	$(10.9)	$(10.9)	—	—	—	0.6	—
Other income (expense) (5)	$0.2	$20.6	$(0.6)	$(0.6)	$0.6	$0.2	0.2	(0.8)	0.7
Receivable from Broadband Segment forgiven by Parent (7)	—	—	—	—	—	—	—	—	$(1,526.9)
(j)
EBITDA for the Broadband Segment includes the following items:

Asset impairments (6)	—	$152.0	$2,200.6	$20.0	—	—	—	—	—
Gain (loss) on investments (4)	$(395.4)	$11.6	$0.2	—	—	—	—	$(0.2)	—
Indebtedness forgiven by Parent (7)	—	—	—	—	—	—	—	—	$1,526.9
Cumulative effect of change in accounting principle (3)	—	—	$(2,008.7)	—	$(2,008.7)	—	—	$(2,008.7)	—
  (1)
  See Note 8 of Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2002 and Note 9 of the Notes to Condensed Consolidated Financial Statements, included in our Quarterly Report on form 10-Q for the quarter ended June 30, 2003.

  (2)
  See Note 14 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2002.

  (3)
  See Note 1 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2002. See Note 1 of Notes to the Condensed Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

  (4)
  See Note 4 of Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2002.

  (5)
  See Note 4 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2002. The year ended December 31, 2001 includes a gain on insurance demutualization of $19.7 million. See Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

  (6)
  See Note 1 of Notes to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2002.

  (7)
  In the third quarter of 2003, in conjunction with our financial restructuring, corporate capitalized intercompany amounts due from the Broadband Segment. This forgiveness of debt resulted in SG&A expense to corporate and other income to the Broadband Segment with no impact on the consolidated results, as the amount was eliminated in consolidation.

(k)
See reconcilation of operating income to EBITDA by Segment below.

	For the Year Ended December 31,				For the Six Months Ended June 30,			For the Nine Months Ended September 30,
				Pro forma 2002			Pro forma 2003
	2000	2001	2002		2002	2003		2002	2003
				(dollars in millions)
Local Segment
Operating Income (Loss)	$261.5	$266.5	$285.3	$285.3	$142.5	$147.6	$147.6	$213.0	$227.1
Adjustments:
Depreciation	125.0	140.3	146.7	146.7	71.7	62.3	62.3	109.9	93.9
Amortization	—	—	—	—	—	—	—	—	—
Minority interest income (expense)	—	—	—	—	—	—	—	—	—
Equity loss in unconsolidated entities	—	—	—	—	—	—	—	—	—
Gain (loss) on investments	—	—	—	—	—	—	—	—	—
Other income (expense)	(0.2)	0.2	2.9	2.9	1.3	0.7	0.7	2.0	0.7
Income from discontinued operations, net of tax	—	—	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	(0.8)	—	—	—	—	86.3	86.3	—	86.3

EBITDA	$385.5	$407.0	$434.9	$434.9	$215.5	$296.9	$296.9	$324.9	$408.0

Wireless Segment
Operating Income (Loss)	$(2.7)	$37.7	$69.1	$69.1	$34.2	$41.6	$41.6	56.1	61.0
Adjustments:
Depreciation	18.2	25.3	30.9	30.9	14.7	15.1	15.1	22.8	22.5
Amortization	3.0	2.9	0.4	0.4	0.4	0.2	0.2	0.5	0.3
Minority interest income (expense)	2.9	(5.2)	(12.2)	(12.2)	(5.9)	(7.8)	(7.8)	(10.0)	(11.5)
Equity loss in unconsolidated entities	—	—	—	—	—	—	—	—	—
Gain (loss) on investments	—	—	—	—	—	—	—	—	—
Other income (expense)	(0.4)	(0.2)	—	—	—	0.1	0.1	(0.1)	0.2
Income from discontinued operations, net of tax	—	—	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	(0.4)	(0.4)	—	(0.4)

EBITDA	$21.0	$60.5	$88.2	$88.2	$43.4	$48.8	$48.8	$69.3	$72.1

Other Segment
Operating Income (Loss)	$(24.2)	$(3.7)	$1.7	$1.7	$1.0	$3.6	$3.6	$1.8	$6.6
Adjustments:
Depreciation	5.5	1.8	1.8	1.8	0.7	1.1	1.1	1.3	1.4
Amortization	0.7	—	0.1	0.1	—	0.1	0.1	0.1	0.1
Minority interest income (expense)	—	—	—	—	—	—	—	—	—
Equity loss in unconsolidated entities	—	—	—	—	—	—	—	—	—
Gain (loss) on investments	—	—	—	—	—	—	—	—	—
Other income (expense)	(0.4)	0.1	0.1	0.1	—	—	—	—	—
Income from discontinued operations, net of tax	—	—	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	—	—

EBITDA	$(18.4)	$(1.8)	$3.7	$3.7	$1.7	$4.8	$4.8	$3.2	$8.1

Corporate and Eliminations
Operating Income (Loss)	$(12.6)	$(19.5)	$(12.0)	$(12.0)	$(4.3)	$(12.9)	$(12.9)	$(8.8)	$(18.5)
Adjustments:
Depreciation	0.2	0.4	0.5	0.5	0.5	0.3	0.3	0.4	0.4
Amortization	—	—	—	—	—	—	—	—	—
Minority interest income (expense)	(47.1)	(46.3)	(45.9)	—	(23.2)	(23.2)	—	(34.6)	(32.1)
Equity loss in unconsolidated entities	—	—	—	—	—	—	—	—	—
Gain (loss) on investments	38.2	0.2	(10.9)	(10.9)	—	—	—	0.6	—
Other income (expense)	1.2	20.5	(3.6)	(3.6)	(0.7)	(0.6)	(0.6)	(2.7)	(1,527.1)
Income from discontinued operations, net of tax	27.0	29.6	217.6	217.6	217.6	—	—	217.6	—
Cumulative effect of change in accounting principle, net of tax	—	—	—	—	—	—	—	—	—

EBITDA	$6.9	$(15.1)	$145.7	$191.6	$189.9	$(36.4)	$(13.2)	$172.5	$(1,577.3)

Restricted Group
Operating Income (Loss)	$222.0	$281.0	$344.1	$344.1	$173.4	$179.9	$179.9	$262.1	$276.2
Adjustments:
Depreciation	148.9	167.8	179.9	179.9	87.6	78.8	78.8	134.4	118.2
Amortization	3.7	2.9	0.5	0.5	0.4	0.3	0.3	0.6	0.4
Minority interest income (expense)	(44.2)	(51.5)	(58.1)	(12.2)	(29.1)	(31.0)	(7.8)	(44.6)	(43.6)
Equity loss in unconsolidated entities	—	—	—	—	—	—	—	—	—
Gain (loss) on investments	38.2	0.2	(10.9)	(10.9)	—	—	—	0.6	—
Other income (expense)	0.2	20.6	(0.6)	(0.6)	0.6	0.2	0.2	(0.8)	(1,526.2)
Income from discontinued operations, net of tax	27.0	29.6	217.6	217.6	217.6	—	—	217.6	—
Cumulative effect of change in accounting principle, net of tax	(0.8)	—	—	—	—	85.9	85.9	—	85.9

EBITDA	$395.0	$450.6	$672.5	$718.4	$450.5	$314.1	$337.3	$569.9	$(1,089.1)

Broadband Segment (BRCOM)
Operating Income (Loss)	$(225.6)	$(502.1)	$(2,437.6)	$(29.4)	$(128.6)	$263.9	$(6.5)	$(156.8)	$297.1
Adjustments:
Depreciation	197.1	273.4	291.1	6.4	143.4	2.2	0.3	217.2	2.4
Amortization	109.8	110.7	24.8	—	12.4	—	—	18.6	—
Minority interest income (expense)	0.1	0.2	0.5	—	0.1	1.1	—	0.2	1.1
Equity loss in unconsolidated entities	(15.5)	(4.0)	—	—	—	—	—	—	—
Gain (loss) on investments	(394.5)	11.6	0.2	—	—	—	—	(0.2)	—
Other income (expense)	(2.0)	(0.2)	1.1	—	0.2	0.2	—	—	1,509.6
Income from discontinued operations, net of tax	—	—	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax	—	—	(2,008.7)	—	(2,008.7)	—	—	(2,008.7)	—

EBITDA	$(330.6)	$(110.4)	$(4,128.6)	$(23.0)	$(1,981.2)	$267.4	$(6.2)	$(1,929.7)	$1,810.2

(l)
See reconcilation of net income to EBITDA for the consolidated results below.
Cincinnati Bell Inc. Consolidated
Net Income (Loss)	$(377.1)	$(286.2)	$(4,222.3)	$132.4	$(1,842.9)	$393.6	$122.3	$(1,838.9)	$438.4
Adjustments:
Depreciation	346.0	441.2	471.0	186.3	231.0	81.0	79.1	351.6	120.6
Amortization	113.5	113.6	25.3	0.5	12.8	0.3	0.3	19.2	0.4
Interest expense and other financing costs	163.6	168.1	164.2	270.5	77.2	106.6	129.4	117.4	173.8
Income tax expense (benefit)	(181.6)	(96.5)	105.7	105.7	(8.8)	—	—	(9.1)	(12.1)

EBITDA	$64.4	$340.2	$(3,456.1)	$695.4	$(1,530.7)	$581.5	$331.1	$(1,359.8)	$721.1

D.
FORWARD -LOOKING INFORMATION

        The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Current Report on Form 8-K that are not historical facts (including without limitation statements to the effect that we "believe,""expect,""anticipate,""plan,""intend,""foresee," and other similar expressions) are forward-looking statements. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those anticipated by us. These forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions. They are subject to change based upon various factors, including but not limited to the following risks and uncertainties:

  •
  Changing market conditions and growth rate within the telecommunications industry or generally within the overall economy;

  •
  World and national events that may affect our ability to provide services or the market for telecommunications services;

  •
  Changes in competition in markets in which we operate;

  •
  Pressures on the pricing of our products and services;

  •
  Advances in telecommunications technology;

  •
  The ability to generate sufficient cash flow to fund our business plan and maintain our networks;

  •
  The ability to refinance our indebtedness when required on commercially reasonable terms;

  •
  Changes in the telecommunications regulatory environment;

  •
  Changes in the demand for our services and products;

  •
  The demand for particular products and services within the overall mix of products sold, as our products and services have varying profit margins;

  •
  Our ability to introduce new service and product offerings in a timely and cost effective basis;

  •
  Our ability to attract and retain highly qualified employees;

  •
  Our ability to access capital markets and the successful execution of restructuring initiatives; and

  •
  Volatility in the stock market, which may affect the value of our stock.

        Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may in material respects from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements contained in this Current Report on Form 8-K whether as a result of new information, future events or otherwise.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2003	CINCINNATI BELL INC.
	By:	/s/ CHRISTOPHER J. WILSON
Name: Christopher J. Wilson Title: Vice President and General Counsel

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure.
SIGNATURES